Exhibit 99.3

Financial Supplement

Second Quarter 2020

The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q20 Change						2020 Change
	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20		2Q19		2020	2019	2019
						$/bps	%	$/bps	%			$/bps	%
SELECTED OPERATING DATA
Total revenue	$1,750	$1,657	$1,637	$1,638	$1,628	$93	6%	$122	7%	$3,407	$3,216	$191	6%
Noninterest expense	979	1,012	986	973	951	(33)	(3)	28	3	1,991	1,888	103	5

Profit before provision for credit losses	771	645	651	665	677	126	20	94	14	1,416	1,328	88	7
Provision for credit losses	464	600	110	101	97	(136)	(23)	367	NM	1,064	182	882	NM
NET INCOME	253	34	450	449	453	219	NM	(200)	(44)	287	892	(605)	(68)
Net income, Underlying[1]	263	59	454	453	458	204	NM	(195)	(43)	322	901	(579)	(64)
Net income available to common stockholders	225	12	427	432	435	213	NM	(210)	(48)	237	859	(622)	(72)
Net income available to common stockholders, Underlying[1]	235	37	431	436	440	198	NM	(205)	(47)	272	868	(596)	(69)
PER COMMON SHARE DATA
Basic earnings	$0.53	$0.03	$0.98	$0.97	$0.95	$0.50	NM	($0.42)	(44%)	$0.56	$1.87	($1.31)	(70%)
Diluted earnings	0.53	0.03	0.98	0.97	0.95	0.50	NM	(0.42)	(44)	0.55	1.86	(1.31)	(70)
Basic earnings, Underlying[1]	0.55	0.09	0.99	0.98	0.96	0.46	NM	(0.41)	(43)	0.64	1.89	(1.25)	(66)
Diluted earnings, Underlying[1]	0.55	0.09	0.99	0.98	0.96	0.46	NM	(0.41)	(43)	0.64	1.88	(1.24)	(66)
Cash dividends declared and paid per common share	0.39	0.39	0.36	0.36	0.32	—	—	0.07	22	0.78	0.64	0.14	22
Book value per common share	47.92	47.78	47.63	46.67	45.61	0.14	—	2.31	5	47.92	45.61	2.31	5
Tangible book value per common share	32.13	31.97	32.08	31.48	30.88	0.16	1	1.25	4	32.13	30.88	1.25	4
Dividend payout ratio	74%	1,398%	37%	37%	34%	NM		NM		140%	34%	NM
Dividend payout ratio, Underlying[1]	71	451	36	37	33	NM		NM		122	34	NM
COMMON SHARES OUTSTANDING
Average: Basic	426,613,053	427,718,421	434,684,606	445,703,987	458,154,335	(1,105,368)	—%	(31,541,282)	(7%)	427,165,737	459,426,685	(32,260,948)	(7%)
Diluted	427,566,920	429,388,855	436,500,829	447,134,595	459,304,224	(1,821,935)	—	(31,737,304)	(7)	428,292,580	460,857,535	(32,564,955)	(7)
Common shares at period-end	426,824,594	426,586,533	433,121,083	443,913,525	457,903,826	238,061	—	(31,079,232)	(7)	426,824,594	457,903,826	(31,079,232)	(7)

[1]	These are non-GAAP financial measures. For further information on these measures, refer to “Non-GAAP Financial Measures and Reconciliations.”

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED

(in millions, except ratio and headcount data)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
						2Q20 Change								2020 Change
	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20			2Q19			2020	2019	2019
						$/bps		%	$/bps		%			$/bps		%
FINANCIAL RATIOS
Net interest margin	2.87%	3.09%	3.04%	3.10%	3.20%	(22	) bps		(33	) bps		2.98%	3.22%	(24	) bps
Net interest margin, FTE[1]	2.88	3.10	3.06	3.12	3.21	(22	) bps		(33	) bps		2.99	3.23	(24	) bps
Return on average common equity	4.44	0.24	8.30	8.35	8.54	420	bps		(410	) bps		2.35	8.58	(623	) bps
Return on average common equity, Underlying[2]	4.63	0.74	8.36	8.45	8.63	389	bps		(400	) bps		2.69	8.67	(598	) bps
Return on average tangible common equity	6.62	0.36	12.39	12.44	12.75	626	bps		(613	) bps		3.51	12.87	(936	) bps
Return on average tangible common equity, Underlying[2]	6.90	1.10	12.49	12.58	12.89	580	bps		(599	) bps		4.03	13.00	(897	) bps
Return on average total assets	0.57	0.08	1.08	1.10	1.13	49	bps		(56	) bps		0.33	1.12	(79	) bps
Return on average total assets, Underlying[2]	0.59	0.14	1.09	1.11	1.14	45	bps		(55	) bps		0.37	1.13	(76	) bps
Return on average total tangible assets	0.59	0.09	1.13	1.15	1.17	50	bps		(58	) bps		0.35	1.17	(82	) bps
Return on average total tangible assets, Underlying[2]	0.61	0.15	1.14	1.16	1.19	46	bps		(58	) bps		0.39	1.18	(79	) bps
Effective income tax rate	17.69	24.13	16.76	20.46	21.86	(644	) bps		(417	) bps		18.51	22.14	(363	) bps
Effective income tax rate, Underlying[2]	19.36	24.52	21.52	22.29	21.89	(516	) bps		(253	) bps		20.36	22.16	(180	) bps
Efficiency ratio	55.91	61.10	60.28	59.40	58.41	(519	) bps		(250	) bps		58.43	58.70	(27	) bps
Efficiency ratio, Underlying[2]	54.85	59.08	58.02	58.22	58.02	(423	) bps		(317	) bps		56.91	58.34	(143	) bps
Noninterest income as a % of total revenue	34%	30%	30%	30%	28%	400	bps		600	bps		32%	28%	400	bps
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)
CET1 capital ratio	9.6%	9.4%	10.0%	10.3%	10.5%
Tier 1 capital ratio	10.9	10.5	11.1	11.1	11.3
Total capital ratio	13.1	12.5	13.0	13.0	13.4
Tier 1 leverage ratio	9.3	9.6	10.0	9.9	10.1
Tangible common equity ratio	7.9	8.0	8.7	8.9	9.1
SELECTED BALANCE SHEET DATA
Loans-to-deposits ratio (period-end balances)	87.53%	95.54%	95.03%	94.52%	94.22%	(801	) bps		(669	) bps		87.53%	94.22%	(669	) bps
Loans-to-deposits ratio (average balances)	90.93	95.60	94.63	94.62	95.64	(467	) bps		(471	) bps		93.13	96.65	(352	) bps
Full-time equivalent colleagues	18,312	17,863	17,997	18,116	18,207	449		3	105		1	18,312	18,207	105		1

[1]

Net interest income and net interest margin is presented on a fully taxable-equivalent (“FTE”) basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

[2]	These are non-GAAP financial measures. For further information on these measures, refer to “Non-GAAP Financial Measures and Reconciliations.”

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q20 Change						2020 Change
	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20		2Q19		2020	2019	2019
						$	%	$	%			$	%
INTEREST INCOME
Interest and fees on loans and leases	$1,192	$1,302	$1,312	$1,356	$1,392	($110)	(8%)	($200)	(14%)	$2,494	$2,773	($279)	(10%)
Interest and fees on loans held for sale	20	15	18	19	15	5	33	5	33	35	26	9	35
Interest and fees on other loans held for sale	7	9	5	2	2	(2)	(22)	5	250	16	6	10	167
Investment securities	130	147	159	153	164	(17)	(12)	(34)	(21)	277	330	(53)	(16)
Interest-bearing deposits in banks	1	5	7	8	7	(4)	(80)	(6)	(86)	6	15	(9)	(60)

Total interest income	1,350	1,478	1,501	1,538	1,580	(128)	(9)	(230)	(15)	2,828	3,150	(322)	(10)

INTEREST EXPENSE
Deposits	124	227	263	297	308	(103)	(45)	(184)	(60)	351	595	(244)	(41)
Short-term borrowed funds	—	1	2	2	4	(1)	(100)	(4)	(100)	1	6	(5)	(83)
Long-term borrowed funds	66	90	93	94	102	(24)	(27)	(36)	(35)	156	223	(67)	(30)

Total interest expense	190	318	358	393	414	(128)	(40)	(224)	(54)	508	824	(316)	(38)

Net interest income	1,160	1,160	1,143	1,145	1,166	—	—	(6)	(1)	2,320	2,326	(6)	—

NONINTEREST INCOME
Service charges and fees	84	118	128	128	126	(34)	(29)	(42)	(33)	202	249	(47)	(19)
Mortgage banking fees	276	159	80	117	62	117	74	214	NM	435	105	330	NM
Card fees	48	56	64	67	64	(8)	(14)	(16)	(25)	104	123	(19)	(15)
Capital markets fees	61	43	66	39	57	18	42	4	7	104	111	(7)	(6)
Trust and investment services fees	45	53	52	50	53	(8)	(15)	(8)	(15)	98	100	(2)	(2)
Foreign exchange and interest rate products	34	24	49	35	35	10	42	(1)	(3)	58	71	(13)	(18)
Letter of credit and loan fees	31	34	35	34	33	(3)	(9)	(2)	(6)	65	66	(1)	(2)
Securities gains, net	3	—	4	3	4	3	100	(1)	(25)	3	12	(9)	(75)
Other income	8	10	16	20	28	(2)	(20)	(20)	(71)	18	53	(35)	(66)

Total noninterest income	590	497	494	493	462	93	19	128	28	1,087	890	197	22

TOTAL REVENUE	1,750	1,657	1,637	1,638	1,628	93	6	122	7	3,407	3,216	191	6
Provision for credit losses	464	600	110	101	97	(136)	(23)	367	NM	1,064	182	882	NM
NONINTEREST EXPENSE
Salaries and employee benefits	513	549	502	508	507	(36)	(7)	6	1	1,062	1,016	46	5
Equipment and software expense	142	133	133	130	126	9	7	16	13	275	251	24	10
Outside services	131	135	142	128	118	(4)	(3)	13	11	266	228	38	17
Occupancy	82	84	88	80	82	(2)	(2)	—	—	166	165	1	1
Other operating expense	111	111	121	127	118	—	—	(7)	(6)	222	228	(6)	(3)

Total noninterest expense	979	1,012	986	973	951	(33)	(3)	28	3	1,991	1,888	103	5

Income before income tax expense	307	45	541	564	580	262	NM	(273)	(47)	352	1,146	(794)	(69)
Income tax expense	54	11	91	115	127	43	NM	(73)	(57)	65	254	(189)	(74)

Net income	$253	$34	$450	$449	$453	$219	NM	($200)	(44%)	$287	$892	($605)	(68%)

Net income, Underlying[1]	$263	$59	$454	$453	$458	$204	NM	($195)	(43%)	$322	$901	($579)	(64%)

Net income available to common stockholders	$225	$12	$427	$432	$435	$213	NM	($210)	(48%)	$237	$859	($622)	(72%)

Net income available to common stockholders, Underlying[1]	$235	$37	$431	$436	$440	$198	NM	($205)	(47%)	$272	$868	($596)	(69%)

[1]	These are non-GAAP financial measures. For further information on these measures, refer to “Non-GAAP Financial Measures and Reconciliations.”

CONSOLIDATED BALANCE SHEETS (unaudited)

(in millions)

PERIOD-END BALANCES	AS OF					JUNE 30, 2020 CHANGE
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sept 30, 2019	Jun 30, 2019	March 31, 2020		June 30, 2019
						$	%	$	%
ASSETS
Cash and due from banks	$1,088	$1,155	$1,175	$1,638	$996	($67)	(6%)	$92	9%
Interest-bearing cash and due from banks	6,358	2,903	2,211	2,204	2,039	3,455	119	4,319	212
Interest-bearing deposits in banks	475	280	297	158	186	195	70	289	155
Debt securities available for sale, at fair value	22,144	22,307	20,613	21,502	21,698	(163)	(1)	446	2
Debt securities held to maturity	2,856	3,071	3,202	3,319	3,447	(215)	(7)	(591)	(17)
Equity securities, at fair value	50	47	47	47	47	3	6	3	6
Equity securities, at cost	607	927	807	734	706	(320)	(35)	(99)	(14)
Loans held for sale, at fair value	3,631	2,911	1,946	1,993	1,750	720	25	1,881	107
Other loans held for sale	1,362	350	1,384	22	455	1,012	NM	907	199
Loans and leases	125,713	127,528	119,088	117,880	116,838	(1,815)	(1)	8,875	8
Less: Allowance for loan and lease losses	(2,448)	(2,171)	(1,252)	(1,263)	(1,227)	(277)	(13)	(1,221)	(100)

Net loans and leases	123,265	125,357	117,836	116,617	115,611	(2,092)	(2)	7,654	7
Derivative assets	2,069	1,968	807	1,027	833	101	5	1,236	148
Premises and equipment	751	746	761	747	740	5	1	11	1
Bank-owned life insurance	1,739	1,736	1,725	1,720	1,711	3	—	28	2
Goodwill	7,050	7,050	7,044	7,044	7,040	—	—	10	—
Due from broker	51	—	—	257	249	51	100	(198)	(100)
Other assets	6,378	5,911	5,878	5,333	5,241	467	8	1,137	22

TOTAL ASSETS	$179,874	$176,719	$165,733	$164,362	$162,749	$3,155	2%	$17,125	11%

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$40,545	$32,398	$29,233	$29,939	$28,192	$8,147	25%	$12,353	44%
Interest-bearing	103,073	101,077	96,080	94,775	95,812	1,996	2	7,261	8

Total deposits	143,618	133,475	125,313	124,714	124,004	10,143	8	19,614	16
Short-term borrowed funds	255	1,059	274	1,077	1,441	(804)	(76)	(1,186)	(82)
Derivative liabilities	198	234	120	161	106	(36)	(15)	92	87
Deferred taxes, net	709	782	866	752	767	(73)	(9)	(58)	(8)
Long-term borrowed funds:
FHLB advances	6	8,007	5,008	3,007	2,258	(8,001)	(100)	(2,252)	(100)
Senior debt	7,519	6,775	7,382	8,143	7,624	744	11	(105)	(1)
Subordinated debt and other debt	1,677	1,655	1,657	1,656	1,656	22	1	21	1

Total long-term borrowed funds	9,202	16,437	14,047	12,806	11,538	(7,235)	(44)	(2,336)	(20)
Due to broker	155	—	—	206	257	155	100	(102)	(100)
Other liabilities	3,319	2,782	2,912	2,795	2,619	537	19	700	27

TOTAL LIABILITIES	157,456	154,769	143,532	142,511	140,732	2,687	2	16,724	12
STOCKHOLDERS’ EQUITY
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	1,965	1,570	1,570	1,133	1,133	395	25	832	73
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	18,908	18,901	18,891	18,876	18,860	7	—	48	—
Retained earnings	6,068	6,011	6,498	6,229	5,959	57	1	109	2
Treasury stock, at cost	(4,623)	(4,623)	(4,353)	(3,953)	(3,453)	—	—	(1,170)	(34)
Accumulated other comprehensive income (loss)	94	85	(411)	(440)	(488)	9	11	582	NM

TOTAL STOCKHOLDERS’ EQUITY	22,418	21,950	22,201	21,851	22,017	468	2	401	2

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$179,874	$176,719	$165,733	$164,362	$162,749	$3,155	2%	$17,125	11%

Memo: Total tangible common equity	$13,716	$13,639	$13,893	$13,976	$14,141	$77	1%	($425)	(3%)

LOANS AND DEPOSITS

(in millions)

PERIOD-END BALANCES	AS OF					JUNE 30, 2020 CHANGE
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sept 30, 2019	Jun 30, 2019	Mar 31, 2020		June 30, 2019
						$	%	$	%
LOANS AND LEASES
Commercial	$48,017	$49,092	$41,479	$41,356	$41,156	($1,075)	(2%)	$6,861	17%
Commercial real estate	14,485	14,502	13,522	12,820	13,123	(17)	—	1,362	10
Leases	2,428	2,438	2,537	2,557	2,684	(10)	—	(256)	(10)

Total commercial loans and leases	64,930	66,032	57,538	56,733	56,963	(1,102)	(2)	7,967	14

Residential mortgages	19,245	18,721	19,083	19,699	19,192	524	3	53	—
Home equity	12,541	12,992	13,154	13,423	13,640	(451)	(3)	(1,099)	(8)
Automobile	12,028	12,157	12,120	12,070	12,000	(129)	(1)	28	—
Education	10,591	10,887	10,347	9,729	9,305	(296)	(3)	1,286	14
Other retail	6,378	6,739	6,846	6,226	5,738	(361)	(5)	640	11

Total retail loans	60,783	61,496	61,550	61,147	59,875	(713)	(1)	908	2

Total loans and leases	$125,713	$127,528	$119,088	$117,880	$116,838	($1,815)	(1%)	$8,875	8%

Loans held for sale, at fair value	3,631	2,911	1,946	1,993	1,750	720	25	1,881	107
Other loans held for sale	1,362	350	1,384	22	455	1,012	NM	907	199

Loans and leases and loans held for sale	$130,706	$130,789	$122,418	$119,895	$119,043	($83)	—%	$11,663	10%

DEPOSITS
Demand	$40,545	$32,398	$29,233	$29,939	$28,192	$8,147	25%	$12,353	44%
Checking with interest	27,200	25,358	24,840	24,403	25,021	1,842	7	2,179	9
Regular savings	16,665	14,702	13,779	13,479	13,495	1,963	13	3,170	23
Money market accounts	44,965	42,972	38,725	36,826	35,329	1,993	5	9,636	27
Term deposits	14,243	18,045	18,736	20,067	21,967	(3,802)	(21)	(7,724)	(35)

Total deposits	$143,618	$133,475	$125,313	$124,714	$124,004	$10,143	8%	$19,614	16%

AVERAGE BALANCE SHEETS

(in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q20 Change						2020 Change
	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20		2Q19		2020	2019	2019
						$	%	$	%			$	%
ASSETS
Interest-bearing cash and due from banks and deposits in banks	$5,231	$1,859	$1,970	$1,474	$1,229	$3,372	181%	$4,002	NM	$3,545	$1,362	$2,183	160%

Taxable investment securities	25,180	25,339	25,305	25,635	25,620	(159)	(1)	(440)	(2)	25,259	25,379	(120)	—
Non-taxable investment securities	4	4	5	5	5	—	—	(1)	(20)	4	5	(1)	(20)

Total investment securities	25,184	25,343	25,310	25,640	25,625	(159)	(1)	(441)	(2)	25,263	25,384	(121)	—

Investment securities and interest-bearing deposits	30,415	27,202	27,280	27,114	26,854	3,213	12	3,561	13	28,808	26,746	2,062	8

Commercial	50,443	43,152	42,012	41,476	41,755	7,291	17	8,688	21	46,797	41,659	5,138	12
Commercial real estate	14,540	13,876	13,103	12,892	13,379	664	5	1,161	9	14,208	13,325	883	7
Leases	2,426	2,482	2,546	2,615	2,745	(56)	(2)	(319)	(12)	2,454	2,809	(355)	(13)

Total commercial loans and leases	67,409	59,510	57,661	56,983	57,879	7,899	13	9,530	16	63,459	57,793	5,666	10

Residential mortgages	18,872	18,866	19,495	19,405	19,232	6	—	(360)	(2)	18,869	19,163	(294)	(2)
Home equity	12,736	13,042	13,265	13,501	13,754	(306)	(2)	(1,018)	(7)	12,889	13,913	(1,024)	(7)
Automobile	11,998	12,173	12,099	12,036	11,984	(175)	(1)	14	—	12,085	12,026	59	—
Education	11,183	10,610	9,888	9,459	9,235	573	5	1,948	21	10,897	9,153	1,744	19
Other retail	6,557	6,854	6,497	5,873	5,699	(297)	(4)	858	15	6,706	5,668	1,038	18

Total retail loans	61,346	61,545	61,244	60,274	59,904	(199)	—	1,442	2	61,446	59,923	1,523	3

Total loans and leases	128,755	121,055	118,905	117,257	117,783	7,700	6	10,972	9	124,905	117,716	7,189	6
Loans held for sale, at fair value	2,710	1,890	2,209	1,970	1,528	820	43	1,182	77	2,300	1,283	1,017	79
Other loans held for sale	510	799	517	134	158	(289)	(36)	352	223	655	175	480	NM

Total interest-earning assets	162,390	150,946	148,911	146,475	146,323	11,444	8	16,067	11	156,668	145,920	10,748	7
Allowance for loan and lease losses	(2,172)	(1,708)	(1,260)	(1,226)	(1,247)	(464)	(27)	(925)	(74)	(1,940)	(1,245)	(695)	(56)
Goodwill	7,050	7,046	7,044	7,044	7,040	4	—	10	—	7,048	7,029	19	—
Other noninterest-earning assets	12,525	10,893	9,951	9,817	9,373	1,632	15	3,152	34	11,709	9,251	2,458	27

TOTAL ASSETS	$179,793	$167,177	$164,646	$162,110	$161,489	$12,616	8%	$18,304	11%	$173,485	$160,955	$12,530	8%

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Checking with interest	$26,312	$24,612	$23,545	$23,422	$23,919	$1,700	7%	$2,393	10%	$25,462	$23,456	$2,006	9%
Money market accounts	45,187	39,839	38,809	37,161	35,228	5,348	13	9,959	28	42,513	35,218	7,295	21
Regular savings	15,883	14,201	13,582	13,442	13,324	1,682	12	2,559	19	15,042	12,977	2,065	16
Term deposits	16,470	18,616	19,788	20,951	22,292	(2,146)	(12)	(5,822)	(26)	17,543	21,713	(4,170)	(19)

Total interest-bearing deposits	103,852	97,268	95,724	94,976	94,763	6,584	7	9,089	10	100,560	93,364	7,196	8
Short-term borrowed funds	222	644	504	600	863	(422)	(66)	(641)	(74)	433	781	(348)	(45)
FHLB advances	2,595	5,138	3,259	2,478	3,155	(2,543)	(49)	(560)	(18)	3,866	4,418	(552)	(12)
Senior debt	7,499	7,263	7,914	8,000	7,573	236	3	(74)	(1)	7,381	7,482	(101)	(1)
Subordinated debt and other debt	1,661	1,656	1,657	1,656	1,658	5	—	3	—	1,659	1,655	4	—

Total long-term borrowed funds	11,755	14,057	12,830	12,134	12,386	(2,302)	(16)	(631)	(5)	12,906	13,555	(649)	(5)

Total borrowed funds	11,977	14,701	13,334	12,734	13,249	(2,724)	(19)	(1,272)	(10)	13,339	14,336	(997)	(7)

Total interest-bearing liabilities	115,829	111,969	109,058	107,710	108,012	3,860	3	7,817	7	113,899	107,700	6,199	6
Total demand deposits	37,745	29,362	29,928	28,945	28,389	8,383	29	9,356	33	33,553	28,426	5,127	18
Other liabilities	4,086	4,053	3,819	3,789	3,536	33	1	550	16	4,070	3,560	510	14

TOTAL LIABILITIES	157,660	145,384	142,805	140,444	139,937	12,276	8	17,723	13	151,522	139,686	11,836	8

STOCKHOLDERS’ EQUITY	22,133	21,793	21,841	21,666	21,552	340	2	581	3	21,963	21,269	694	3

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$179,793	$167,177	$164,646	$162,110	$161,489	$12,616	8%	$18,304	11%	$173,485	$160,955	$12,530	8%

Memo: Total loans and leases, including loans held for sale	$131,975	$123,744	$121,631	$119,361	$119,469	$8,231	7%	$12,506	10%	$127,860	$119,174	$8,686	7%
Total deposits (interest-bearing and demand)	$141,597	$126,630	$125,652	$123,921	$123,152	$14,967	12%	$18,445	15%	$134,113	$121,790	$12,323	10%
Total average tangible common equity	$13,706	$13,484	$13,660	$13,788	$13,670	$222	2%	$36	—%	$13,595	$13,453	$142	1%

AVERAGE ANNUALIZED YIELDS AND RATES

(in millions, except rates)

	QUARTERLY TRENDS										FOR THE SIX MONTHS ENDED JUNE 30,
	2Q20		1Q20		4Q19		3Q19		2Q19		2020		2019
	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	0.09%	$1	1.12%	$5	1.49%	$7	2.09%	$8	2.16%	$7	0.36%	$6	2.18%	$15

Taxable investment securities	2.15	130	2.32	147	2.47	159	2.38	153	2.56	164	2.24	277	2.60	330
Non-taxable investment securities	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—

Total investment securities	2.15	130	2.32	147	2.47	159	2.38	153	2.56	164	2.24	277	2.60	330

Investment securities and interest-bearing deposits		131		152		166		161		171		283		345

Commercial	3.23	412	3.82	417	3.95	424	4.17	442	4.45	471	3.50	829	4.44	931
Commercial real estate	2.87	106	3.96	139	4.26	142	4.70	155	4.91	166	3.40	245	4.94	331
Leases	2.75	16	2.83	18	2.77	18	2.85	19	2.89	19	2.79	34	2.87	40

Total commercial loans and leases	3.14	534	3.81	574	3.97	584	4.23	616	4.48	656	3.45	1,108	4.48	1,302

Residential mortgages	3.19	150	3.47	164	3.40	165	3.53	171	3.65	176	3.33	314	3.66	351
Home equity	3.50	111	4.69	152	4.73	159	5.24	178	5.28	180	4.10	263	5.27	363
Automobile	4.33	129	4.34	131	4.32	132	4.25	129	4.19	125	4.33	260	4.12	245
Education	5.21	145	5.64	149	5.76	143	5.89	141	5.97	137	5.42	294	5.98	271
Other retail	7.52	123	7.77	132	7.83	129	8.21	121	8.24	118	7.65	255	8.55	241

Total retail loans	4.31	658	4.75	728	4.72	728	4.88	740	4.92	736	4.53	1,386	4.94	1,471

Total loans and leases	3.69	1,192	4.29	1,302	4.36	1,312	4.56	1,356	4.71	1,392	3.98	2,494	4.72	2,773
Loans held for sale, at fair value	2.85	20	3.28	15	3.38	18	3.71	19	3.93	15	3.03	35	4.09	26
Other loans held for sale	4.66	7	4.31	9	3.89	5	6.42	2	5.67	2	4.45	16	6.41	6

Total interest-earning assets	3.33	1,350	3.91	1,478	3.98	1,501	4.15	1,538	4.30	1,580	3.61	2,828	4.32	3,150
INTEREST-BEARING LIABILITIES
Checking with interest	0.17	11	0.60	37	0.71	42	0.88	52	0.96	57	0.38	48	0.94	109
Money market accounts	0.35	39	0.94	93	1.12	110	1.24	116	1.30	114	0.63	132	1.28	224
Regular savings	0.39	15	0.51	18	0.52	17	0.59	20	0.62	21	0.44	33	0.59	38
Term deposits	1.44	59	1.70	79	1.88	94	2.05	109	2.09	116	1.58	138	2.08	224

Total interest-bearing deposits	0.48	124	0.94	227	1.09	263	1.24	297	1.30	308	0.70	351	1.28	595
Short-term borrowed funds	0.29	—	0.76	1	1.07	2	1.43	2	1.81	4	0.64	1	1.61	6
FHLB advances	0.86	6	1.87	24	1.98	16	1.92	12	2.63	21	1.53	30	2.67	59
Senior debt	2.25	42	2.69	49	3.02	60	3.21	65	3.41	64	2.46	91	3.47	130
Subordinated debt and other debt	4.22	18	4.13	17	4.20	17	4.13	17	4.08	17	4.17	35	4.07	34

Total long-term borrowed funds	2.22	66	2.56	90	2.91	93	3.07	94	3.30	102	2.40	156	3.28	223

Total borrowed funds	2.18	66	2.48	91	2.84	95	3.00	96	3.20	106	2.35	157	3.19	229

Total interest-bearing liabilities	0.66	190	1.14	318	1.30	358	1.45	393	1.54	414	0.90	508	1.54	824
INTEREST RATE SPREAD	2.67		2.77		2.68		2.70		2.77		2.71		2.78

NET INTEREST MARGIN AND NET INTEREST INCOME	2.87%	$1,160	3.09%	$1,160	3.04%	$1,143	3.10%	$1,145	3.20%	$1,166	2.98%	$2,320	3.22%	$2,326

NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[1]	2.88%	$1,163	3.10%	$1,164	3.06%	$1,147	3.12%	$1,150	3.21%	$1,172	2.99%	$2,327	3.23%	$2,338
Memo: Total deposit costs	0.35%	$124	0.72%	$227	0.83%	$263	0.95%	$297	1.00%	$308	0.53%	$351	0.98%	$595

[1]

Net interest income and net interest margin is presented on a fully taxable-equivalent (“FTE”) basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING

(in millions, except ratio data)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
CONSUMER BANKING						2Q20 Change								2020 Change
	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20			2Q19			2020	2019	2019
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$814	$793	$796	$799	$799	$21		3%	$15		2%	$1,607	$1,587	$20		1%
Noninterest income	428	357	296	336	277	71		20	151		55	785	524	261		50

Total revenue	1,242	1,150	1,092	1,135	1,076	92		8	166		15	2,392	2,111	281		13
Noninterest expense	735	738	718	718	715	(3)		—	20		3	1,473	1,415	58		4

Profit before provision for credit losses	507	412	374	417	361	95		23	146		40	919	696	223		32
Provision for credit losses	80	97	97	83	78	(17)		(18)	2		3	177	145	32		22

Income before income tax expense	427	315	277	334	283	112		36	144		51	742	551	191		35
Income tax expense	107	79	68	83	70	28		35	37		53	186	136	50		37

Net income	$320	$236	$209	$251	$213	$84		36%	$107		50%	$556	$415	$141		34%

AVERAGE BALANCES
Total assets	$71,634	$68,415	$68,069	$66,365	$65,485	$3,219		5%	$6,149		9%	$70,024	$65,247	$4,777		7%
Total loans and leases[1]	68,205	65,343	65,157	63,553	62,678	2,862		4	5,527		9	66,774	62,422	4,352		7
Deposits	91,648	85,228	85,477	85,595	85,660	6,420		8	5,988		7	88,438	84,123	4,315		5
Interest-earning assets	68,256	65,393	65,208	63,605	62,731	2,863		4	5,525		9	66,825	62,475	4,350		7
KEY METRICS
Net interest margin	4.80%	4.88%	4.85%	4.99%	5.11%	(8	) bps		(31	) bps		4.84%	5.12%	(28	) bps
Efficiency ratio	59.19	64.16	65.74	63.28	66.43	(497	) bps		(724	) bps		61.58	67.01	(543	) bps
Loans-to-deposits ratio (period-end balances)	69.17	72.94	74.15	73.61	71.13	(377	) bps		(196	) bps		69.17	71.13	(196	) bps
Loans-to-deposits ratio (average balances)	71.59	74.07	73.37	72.11	71.57	(248	) bps		2	bps		72.79	72.89	(10	) bps
Return on average total tangible assets	1.80	1.39	1.22	1.50	1.31	41	bps		49	bps		1.60	1.29	31	bps

[1]	Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING, CONTINUED

(in millions, except ratio data)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
						2Q20 Change								2020 Change
	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20			2Q19			2020	2019	2019
						$/bps		%	$/bps		%			$/bps		%
MORTGAGE BANKING FEES
Production revenue	$271	$136	$61	$80	$49	$135		99%	$222		NM	$407	$80	$327		NM
Mortgage servicing revenue	9	17	16	12	9	(8)		(47)	—		—	26	23	3		13
MSR valuation changes, net of hedge impact	(4)	6	4	25	4	(10)		NM	(8)		NM	2	2	—		—

Total mortgage banking fees	$276	$159	$81	$117	$62	$117		74%	$214		NM	$435	$105	$330		NM

Gain on sale of secondary originations	3.09%	2.36%	0.98%	1.40%	1.13%	73	bps		196	bps		2.80%	1.18%	162	bps

RESIDENTIAL REAL ESTATE ORIGINATIONS
Retail	$3,882	$2,523	$3,196	$2,771	$2,115	$1,359		54%	$1,767		84%	$6,405	$3,428	$2,977		87%
Third Party	7,388	4,813	5,750	5,080	3,921	2,575		54	3,467		88	12,201	6,181	6,020		97

Total	$11,270	$7,336	$8,946	$7,851	$6,036	$3,934		54%	$5,234		87%	$18,606	$9,609	$8,997		94%

Originated for sale	81%	83%	80%	80%	81%	(200	) bps		— bps			82%	81%	100	bps
Originated for investment	19	17	20	20	19	200	bps		— bps			18	19	(100	) bps

Total	100%	100%	100%	100%	100%							100%	100%

MORTGAGE SERVICING INFORMATION (UPB)
Loans serviced for others	$79,942	$79,157	$77,526	$74,610	$72,518	$785		1%	$7,424		10%	$79,942	$72,518	$7,424		10%
Owned loans serviced	21,642	21,057	20,831	19,969	19,258	585		3	2,384		12	21,642	19,258	2,384		12

Total	$101,584	$100,214	$98,357	$94,579	$91,776	$1,370		1%	$9,808		11%	$101,584	$91,776	$9,808		11%

MSR CARRYING VALUE[1]
MSR at fair value	$568	$577	$642	$510	$531	($9)		(2%)	$37		7%	$568	$531	$37		7%
MSR at lower of cost or market	—	—	182	177	189	—		—	(189)		(100)	—	189	(189)		(100)

Total	$568	$577	$824	$687	$720	($9)		(2%)	($152)		(21%)	$568	$720	($152)		(21%)

[1]	Beginning in the first quarter of 2020, mortgage servicing rights previously accounted for at lower of cost or market are now accounted for at fair value.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING

(in millions, except ratio data)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
COMMERCIAL BANKING						2Q20 Change								2020 Change
	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20			2Q19			2020	2019	2019
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$419	$365	$363	$360	$371	$54		15%	$48		13%	$784	$743	$41		6%
Noninterest income	144	125	175	133	149	19		15	(5)		(3)	269	299	(30)		(10)

Total revenue	563	490	538	493	520	73		15	43		8	1,053	1,042	11		1
Noninterest expense	213	221	219	213	217	(8)		(4)	(4)		(2)	434	426	8		2

Profit before provision for credit losses	350	269	319	280	303	81		30	47		16	619	616	3		—
Provision for credit losses	70	43	24	27	25	27		63	45		180	113	46	67		146

Income before income tax expense	280	226	295	253	278	54		24	2		1	506	570	(64)		(11)
Income tax expense	59	47	64	57	62	12		26	(3)		(5)	106	127	(21)		(17)

Net income	$221	$179	$231	$196	$216	$42		23%	$5		2%	$400	$443	($43)		(10%)

AVERAGE BALANCES
Total assets	$65,280	$59,005	$56,407	$55,614	$56,135	$6,275		11%	$9,145		16%	$62,142	$55,884	$6,258		11%
Total loans and leases[1]	62,011	56,555	54,523	53,814	54,653	5,456		10	7,358		13	59,283	54,545	4,738		9
Deposits	41,750	33,545	32,715	31,491	30,273	8,205		24	11,477		38	37,647	30,050	7,597		25
Interest-earning assets	62,422	57,016	54,905	54,087	54,950	5,406		9	7,472		14	59,719	54,838	4,881		9
KEY METRICS
Net interest margin	2.70%	2.57%	2.62%	2.64%	2.71%	13	bps		(1	) bps		2.64%	2.73%	(9	) bps
Efficiency ratio	37.93	45.06	40.60	43.35	41.58	(713	) bps		(365	) bps		41.25	40.84	41	bps
Loans-to-deposits ratio (period-end balances)	140.79	164.10	165.24	163.62	173.48	(2,331	) bps		(3,269	) bps		140.79	173.48	(3,269	) bps
Loans-to-deposits ratio (average balances)	147.03	167.18	165.80	170.01	179.49	(2,015	) bps		(3,246	) bps		156.00	180.35	(2,435	) bps
Return on average total tangible assets	1.36	1.22	1.63	1.40	1.54	14	bps		(18	) bps		1.29	1.60	(31	) bps

[1]	Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER

(in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
OTHER[1]						2Q20 Change						2020 Change
	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20		2Q19		2020	2019	2019
						$	%	$	%			$	%
Net interest income	($73)	$2	($16)	($14)	($4)	($75)	NM	($69)	NM	($71)	($4)	($67)	NM
Noninterest income	18	15	23	24	36	3	20	(18)	(50)	33	67	(34)	(51)

Total revenue	(55)	17	7	10	32	(72)	NM	(87)	NM	(38)	63	(101)	NM
Noninterest expense	31	53	49	42	19	(22)	(42)	12	63	84	47	37	79

(Loss) profit before provision for credit losses	(86)	(36)	(42)	(32)	13	(50)	(139)	(99)	NM	(122)	16	(138)	NM
Provision for credit losses	314	460	(11)	(9)	(6)	(146)	(32)	320	NM	774	(9)	783	NM

(Loss) income before income tax benefit	(400)	(496)	(31)	(23)	19	96	19	(419)	NM	(896)	25	(921)	NM
Income tax benefit	(112)	(115)	(41)	(25)	(5)	3	3	(107)	NM	(227)	(9)	(218)	NM

Net (loss) income	($288)	($381)	$10	$2	$24	$93	24%	($312)	NM	($669)	$34	($703)	NM

AVERAGE BALANCES
Total assets	$42,879	$39,757	$40,170	$40,131	$39,869	$3,122	8%	$3,010	8%	$41,319	$39,824	$1,495	4%
Total loans and leases[2]	1,759	1,846	1,951	1,994	2,138	(87)	(5)	(379)	(18)	1,803	2,207	(404)	(18)
Deposits	8,199	7,857	7,460	6,835	7,219	342	4	980	14	8,028	7,617	411	5
Interest-earning assets	31,712	28,537	28,798	28,783	28,642	3,175	11	3,070	11	30,124	28,607	1,517	5

[1]

Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense, not attributed to our Consumer Banking or Commercial Banking segments.

[2]	Includes loans held for sale.

CREDIT-RELATED INFORMATION

(in millions, except ratio data)

	AS OF					JUNE 30, 2020 CHANGE
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sept 30, 2019	Jun 30, 2019	Mar 31, 2020		June 30, 2019
						$/bps	%	$/bps	%
NONACCRUAL LOANS AND LEASES[1]
Commercial	$366	$305	$240	$228	$198	$61	20%	$168	85%
Commercial real estate	61	8	2	49	4	53	NM	57	NM
Leases	79	1	3	4	17	78	NM	62	NM

Total commercial loans and leases	506	314	245	281	219	192	61	287	131
Residential mortgages[2]	112	101	93	91	98	11	11	14	14
Home equity	254	242	246	247	278	12	5	(24)	(9)
Automobile	67	69	67	69	62	(2)	(3)	5	8
Education	18	21	18	17	40	(3)	(14)	(22)	(55)
Other retail	33	33	34	32	30	—	—	3	10

Total retail loans	484	466	458	456	508	18	4	(24)	(5)

Nonaccrual loans and leases	990	780	703	737	727	210	27	263	36

Repossessed assets	33	44	45	40	32	(11)	(25)	1	3

Nonaccrual loans and leases and repossessed assets	$1,023	$824	$748	$777	$759	$199	24%	$264	35%

NONACCRUAL LOANS AND LEASES BY PRODUCT[3]
Commercial	$506	$314	$245	$281	$219	$192	61%	$287	131%
Retail	517	510	503	496	540	7	1	(23)	(4)

Total nonaccrual loans and leases	$1,023	$824	$748	$777	$759	$199	24%	$264	35%

ASSET QUALITY RATIOS
Allowance for credit losses to loans and leases	2.01%	1.73%	1.09%	1.11%	1.13%	28 bps		88 bps
Allowance for credit losses to nonaccrual loans and leases	255.39	283.48	184.31	177.42	181.54	NM		NM
Nonaccrual loans and leases to loans and leases	0.79	0.61	0.59	0.63	0.62	18		17

[1]

Beginning in the first quarter of 2020 and upon the adoption of ASU 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, nonperforming loans and leases are now referred to as nonaccrual loans and leases and other nonperforming assets are referred to as repossessed assets.

[2]

Beginning in the fourth quarter of 2019, nonaccrual balances exclude both fully and partially guaranteed residential mortgage loans sold to Ginnie Mae for which the Company has the right, but not the obligation, to repurchase. Prior periods have been adjusted to exclude partially guaranteed amounts to conform with the current period presentation.

[3]	Nonaccrual loans and leases by product includes repossessed assets.

CREDIT-RELATED INFORMATION, CONTINUED

(in millions, except ratio data)

	AS OF					JUNE 30, 2020 CHANGE
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sept 30, 2019	Jun 30, 2019	Mar 31, 2020		June 30, 2019
						$/bps	%	$/bps	%
LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Commercial	$33	$—	$2	$1	$4	$33	100%	$29	NM
Commercial real estate	—	—	—	—	—	—	—	—	—
Leases	—	—	—	1	1	—	—	(1)	(100)

Total commercial loans and leases	33	—	2	2	5	33	100	28	NM
Residential mortgages	13	14	13	15	14	(1)	(7)	(1)	(7)
Home equity	—	—	—	—	—	—	—	—	—
Automobile	—	—	—	—	—	—	—	—	—
Education	2	2	2	3	3	—	—	(1)	(33)
Other retail	7	11	8	10	9	(4)	(36)	(2)	(22)

Total retail loans	22	27	23	28	26	(5)	(19)	(4)	(15)

Total loans and leases	55	27	25	30	31	28	104	24	77

CREDIT-RELATED INFORMATION, CONTINUED

(in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q20 Change						2020 Change
	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20		2Q19		2020	2019	2019
						$	%	$	%			$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS
Commercial	$68	$47	$24	$20	$40	$21	45%	$28	70%	$115	$43	$72	167%
Commercial real estate	—	—	9	10	—	—	—	—	—	—	20	(20)	(100)
Leases	6	—	1	5	5	6	100	1	20	6	8	(2)	(25)

Total commercial loans and leases	74	47	34	35	45	27	57	29	64	121	71	50	70
Residential mortgages	2	1	2	2	2	1	100	—	—	3	4	(1)	(25)
Home equity	6	8	10	11	11	(2)	(25)	(5)	(45)	14	18	(4)	(22)
Automobile	31	39	38	37	30	(8)	(21)	1	3	70	68	2	3
Education	14	18	20	18	18	(4)	(22)	(4)	(22)	32	34	(2)	(6)
Other retail	53	61	58	56	50	(8)	(13)	3	6	114	99	15	15

Total retail loans	106	127	128	124	111	(21)	(17)	(5)	(5)	233	223	10	4

Total gross charge-offs	$180	$174	$162	$159	$156	$6	3%	$24	15%	$354	$294	$60	20%

GROSS RECOVERIES
Commercial	$3	$3	$7	$3	$12	$—	—%	($9)	(75%)	$6	$14	($8)	(57%)
Commercial real estate	—	—	—	—	—	—	—	—	—	—	—	—	—
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—

Total commercial loans and leases	3	3	7	3	12	—	—	(9)	(75)	6	14	(8)	(57)
Residential mortgages	1	1	1	1	2	—	—	(1)	(50)	2	7	(5)	(71)
Home equity	8	11	10	12	10	(3)	(27)	(2)	(20)	19	27	(8)	(30)
Automobile	11	12	11	15	16	(1)	(8)	(5)	(31)	23	31	(8)	(26)
Education	4	4	4	4	4	—	—	—	—	8	8	—	—
Other retail	6	6	7	11	6	—	—	—	—	12	12	—	—

Total retail loans	30	34	33	43	38	(4)	(12)	(8)	(21)	64	85	(21)	(25)

Total gross recoveries	$33	$37	$40	$46	$50	($4)	(11%)	($17)	(34%)	$70	$99	($29)	(29%)

NET CHARGE-OFFS (RECOVERIES)
Commercial	$65	$44	$17	$17	$28	$21	48%	$37	132%	$109	$29	$80	NM
Commercial real estate	—	—	9	10	—	—	—	—	—	—	20	(20)	(100)
Leases	6	—	1	5	5	6	100	1	20	6	8	(2)	(25)

Total commercial loans and leases	71	44	27	32	33	27	61	38	115	115	57	58	102
Residential mortgages	1	—	1	1	—	1	100	1	100	1	(3)	4	NM
Home equity	(2)	(3)	—	(1)	1	1	33	(3)	NM	(5)	(9)	4	44
Automobile	20	27	27	22	14	(7)	(26)	6	43	47	37	10	27
Education	10	14	16	14	14	(4)	(29)	(4)	(29)	24	26	(2)	(8)
Other retail	47	55	51	45	44	(8)	(15)	3	7	102	87	15	17

Total retail loans	76	93	95	81	73	(17)	(18)	3	4	169	138	31	22

Total net charge-offs	$147	$137	$122	$113	$106	$10	7%	$41	39%	$284	$195	$89	46%

CREDIT-RELATED INFORMATION, CONTINUED

(in millions, except rates)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q20 Change						2020 Change
	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20		2Q19		2020	2019	2019
						$/bps	%	$/bps	%			$/bps	%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES
Commercial	0.52%	0.41%	0.16%	0.16%	0.27%	11 bps		25 bps		0.47%	0.14%	33 bps
Commercial real estate	—	—	0.26	0.31	—	— bps		— bps		—	0.30	(30) bps
Leases	1.03	0.07	0.19	0.80	0.72	96 bps		31 bps		0.55	0.56	(1) bps
Total commercial loans and leases	0.42	0.30	0.19	0.22	0.23	12 bps		19 bps		0.37	0.20	17 bps
Residential mortgages	0.02	0.01	0.02	0.01	0.01	1 bps		1 bps		0.01	(0.03)	4 bps
Home equity	(0.05)	(0.10)	0.02	(0.04)	0.01	5 bps		(6) bps		(0.08)	(0.13)	5 bps
Automobile	0.68	0.88	0.85	0.74	0.49	(20) bps		19 bps		0.78	0.62	16 bps
Education	0.34	0.55	0.65	0.58	0.62	(21) bps		(28) bps		0.44	0.57	(13) bps
Other retail	2.93	3.21	3.09	3.08	3.11	(28) bps		(18) bps		3.07	3.09	(2) bps
Total retail loans	0.50	0.61	0.61	0.53	0.49	(11) bps		1 bps		0.56	0.47	9 bps
Total loans and leases	0.46%	0.46%	0.41%	0.38%	0.36%	— bps		10 bps		0.46%	0.33%	13 bps
Memo: Average loans
Commercial	$50,443	$43,152	$42,012	$41,476	$41,755	$7,291	17%	$8,688	21%	$46,797	$41,659	$5,138	12%
Commercial real estate	14,540	13,876	13,103	12,892	13,379	664	5	1,161	9	14,208	13,325	883	7
Leases	2,426	2,482	2,546	2,615	2,745	(56)	(2)	(319)	(12)	2,454	2,809	(355)	(13)

Total commercial loans and leases	67,409	59,510	57,661	56,983	57,879	7,899	13	9,530	16	63,459	57,793	5,666	10
Residential mortgages	18,872	18,866	19,495	19,405	19,232	6	—	(360)	(2)	18,869	19,163	(294)	(2)
Home equity	12,736	13,042	13,265	13,501	13,754	(306)	(2)	(1,018)	(7)	12,889	13,913	(1,024)	(7)
Automobile	11,998	12,173	12,099	12,036	11,984	(175)	(1)	14	—	12,085	12,026	59	—
Education	11,183	10,610	9,888	9,459	9,235	573	5	1,948	21	10,897	9,153	1,744	19
Other retail	6,557	6,854	6,497	5,873	5,699	(297)	(4)	858	15	6,706	5,668	1,038	18

Total retail loans	61,346	61,545	61,244	60,274	59,904	(199)	—	1,442	2	61,446	59,923	1,523	3

Total loans and leases	$128,755	$121,055	$118,905	$117,257	$117,783	$7,700	6%	$10,972	9%	$124,905	$117,716	$7,189	6%

CREDIT-RELATED INFORMATION, CONTINUED

(in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q20 Change						2020 Change
	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20		2Q19		2020	2019	2019
						$	%	$	%			$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$2,171	$1,252	$1,263	$1,227	$1,245	$919	73%	$926	74%	$1,252	$1,242	$10	1%
Cumulative effect of change in accounting principle:
Commercial	—	(176)	—	—	—	176	100	—	—	(176)	—	(176)	(100)
Retail	—	629	—	—	—	(629)	(100)	—	—	629	—	629	100

Total cumulative effect of change in accounting principle	—	453	—	—	—	(453)	(100)	—	—	453	—	453	100

Allowance for loan and lease losses - beginning, adjusted	2,171	1,705	1,263	1,227	1,245	466	27	926	74	1,705	1,242	463	37
Charge-offs:
Commercial	74	47	34	35	45	27	57	29	64	121	71	50	70
Retail	106	127	128	124	111	(21)	(17)	(5)	(5)	233	223	10	4

Total charge-offs	180	174	162	159	156	6	3	24	15	354	294	60	20

Recoveries:
Commercial	3	3	7	3	12	—	—	(9)	(75)	6	14	(8)	(57)
Retail	30	34	33	43	38	(4)	(12)	(8)	(21)	64	85	(21)	(25)

Total recoveries	33	37	40	46	50	(4)	(11)	(17)	(34)	70	99	(29)	(29)

Net charge-offs	147	137	122	113	106	10	7	41	39	284	195	89	46
Provision for loan and lease losses:
Commercial	554	298	(11)	64	22	256	86	532	NM	852	47	805	NM
Retail	(130)	305	122	85	66	(435)	NM	(196)	NM	175	133	42	32

Total provision for loan and lease losses	424	603	111	149	88	(179)	(30)	336	NM	1,027	180	847	NM

Allowance for loan and lease losses - ending	$2,448	$2,171	$1,252	$1,263	$1,227	$277	13%	$1,221	100%	$2,448	$1,227	$1,221	100%

Reserve for unfunded lending commitments - beginning	$39	$44	$45	$93	$84	($5)	(11%)	($45)	(54%)	$44	$91	($47)	(52%)
Cumulative effect of change in accounting principle	—	(2)	—	—	—	2	100	—	—	(2)	—	(2)	—
Provision for unfunded lending commitments	40	(3)	(1)	(48)	9	43	NM	31	NM	37	2	35	NM

Reserve for unfunded lending commitments - ending	$79	$39	$44	$45	$93	$40	103%	($14)	(15%)	$79	$93	($14)	(15%)

Total allowance for credit losses - ending	$2,527	$2,210	$1,296	$1,308	$1,320	$317	14%	$1,207	91%	$2,527	$1,320	$1,207	91%

Memo: Total allowance for credit losses by product
Commercial	$1,304	$790	$718	$757	$773	$514	65%	$531	69%	$1,304	$773	$531	69%
Retail	1,223	1,420	578	551	547	(197)	(14)	676	124	1,223	547	676	124

Total allowance for credit losses	$2,527	$2,210	$1,296	$1,308	$1,320	$317	14%	$1,207	91%	$2,527	$1,320	$1,207	91%

CAPITAL AND RATIOS

(in millions, except ratio data)

	AS OF									FOR THE SIX MONTHS ENDED JUNE 30,
						JUNE 30, 2020 CHANGE						2020 Change
	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sept 30, 2019	Jun 30, 2019	Mar 31, 2020		June 30, 2019		2020	2019	2019
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)
CET1 capital	$14,154	$14,007	$14,304	$14,416	$14,629	$147	1%	($475)	(3%)
Tier 1 capital	16,119	15,577	15,874	15,549	15,762	542	3	357	2
Total capital	19,319	18,592	18,542	18,237	18,582	727	4	737	4
Risk-weighted assets	147,260	148,946	142,915	140,136	138,879	(1,686)	(1)	8,381	6
Adjusted average assets[1]	174,017	161,715	158,782	156,355	155,956	12,302	8	18,061	12
CET1 capital ratio	9.6%	9.4%	10.0%	10.3%	10.5%
Tier 1 capital ratio	10.9	10.5	11.1	11.1	11.3
Total capital ratio	13.1	12.5	13.0	13.0	13.4
Tier 1 leverage ratio	9.3	9.6	10.0	9.9	10.1
TANGIBLE COMMON EQUITY (PERIOD-END)
Common stockholders’ equity	$20,453	$20,380	$20,631	$20,718	$20,884	$73	—%	($431)	(2%)	$20,453	$20,884	($431)	(2%)
Less: Goodwill	7,050	7,050	7,044	7,044	7,040	—	—	10	—	7,050	7,040	10	—
Less: Other intangible assets	63	66	68	71	74	(3)	(5)	(11)	(15)	63	74	(11)	(15)
Add: Deferred tax liabilities[2]	376	375	374	373	371	1	—	5	1	376	371	5	1

Total tangible common equity	$13,716	$13,639	$13,893	$13,976	$14,141	$77	1%	($425)	(3%)	$13,716	$14,141	($425)	(3%)

TANGIBLE COMMON EQUITY (AVERAGE)
Common stockholders’ equity	$20,446	$20,223	$20,400	$20,533	$20,420	$223	1%	$26	—%	$20,335	$20,182	$153	1%
Less: Goodwill	7,050	7,046	7,044	7,044	7,040	4	—	10	—	7,048	7,029	19	—
Less: Other intangible assets	65	67	69	73	80	(2)	(3)	(15)	(19)	66	69	(3)	(4)
Add: Deferred tax liabilities[2]	375	374	373	372	370	1	—	5	1	374	369	5	1

Total tangible common equity	$13,706	$13,484	$13,660	$13,788	$13,670	$222	2%	$36	—%	$13,595	$13,453	$142	1%

INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$7,050	$7,050	$7,044	$7,044	$7,040	$—	—%	$10	—%	$7,050	$7,040	$10	—%
Other intangible assets	63	66	68	71	74	(3)	(5)	(11)	(15)	63	74	(11)	(15)

Total intangible assets	$7,113	$7,116	$7,112	$7,115	$7,114	($3)	—%	($1)	—%	$7,113	$7,114	($1)	—%

[1]

Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.

[2]	Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS

(in millions, except share, per-share and ratio data)

Non-GAAP Financial Measures

This document contains non-GAAP financial measures denoted as Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
							2Q20 Change						2020 Change
		2Q20	1Q20	4Q19	3Q19	2Q19	1Q20		2Q19		2020	2019	2019
							$	%	$	%			$	%
Total revenue, Underlying:
Total revenue (GAAP)	A	$1,750	$1,657	$1,637	$1,638	$1,628	$93	6%	$122	7%	$3,407	$3,216	$191	6%
Less: Notable items		—	—	—	—	—	—	—	—	—	—	—	—	—

Total revenue, Underlying (non-GAAP)	B	$1,750	$1,657	$1,637	$1,638	$1,628	$93	6%	$122	7%	$3,407	$3,216	$191	6%

Noninterest expense, Underlying:
Noninterest expense (GAAP)	C	$979	$1,012	$986	$973	$951	($33)	(3%)	$28	3%	$1,991	$1,888	$103	5%
Less: Notable items		19	33	37	19	7	(14)	(42)	12	171	52	12	40	NM

Noninterest expense, Underlying (non-GAAP)	D	$960	$979	$949	$954	$944	($19)	(2%)	$16	2%	$1,939	$1,876	$63	3%

Pre-provision profit:
Total revenue (GAAP)	A	$1,750	$1,657	$1,637	$1,638	$1,628	$93	6%	$122	7%	$3,407	$3,216	$191	6%
Less: Noninterest expense (GAAP)	C	979	1,012	986	973	951	(33)	(3)	28	3	1,991	1,888	103	5

Pre-provision profit (GAAP)		$771	$645	$651	$665	$677	$126	20%	$94	14%	$1,416	$1,328	$88	7%

Pre-provision profit, Underlying:
Total revenue, Underlying (non-GAAP)	B	$1,750	$1,657	$1,637	$1,638	$1,628	$93	6%	$122	7%	$3,407	$3,216	$191	6%
Less: Noninterest expense, Underlying (non-GAAP)	D	960	979	949	954	944	(19)	(2)	16	2	1,939	1,876	63	3

Pre-provision profit, Underlying (non-GAAP)		$790	$678	$688	$684	$684	$112	17%	$106	15%	$1,468	$1,340	$128	10%

Income before income tax expense, Underlying:
Income before income tax expense (GAAP)	E	$307	$45	$541	$564	$580	$262	NM	($273)	(47%)	$352	$1,146	($794)	(69%)
Less: Expense before income tax benefit related to notable items		(19)	(33)	(37)	(19)	(7)	14	42	(12)	(171)	(52)	(12)	(40)	NM

Income before income tax expense, Underlying (non-GAAP)	F	$326	$78	$578	$583	$587	$248	NM	($261)	(44%)	$404	$1,158	($754)	(65%)

Income tax expense, Underlying:
Income tax expense (GAAP)	G	$54	$11	$91	$115	$127	$43	NM	($73)	(57%)	$65	$254	($189)	(74%)
Less: Income tax benefit related to notable items		(9)	(8)	(33)	(15)	(2)	(1)	(13)	(7)	NM	(17)	(3)	(14)	NM

Income tax expense, Underlying (non-GAAP)	H	$63	$19	$124	$130	$129	$44	232%	($66)	(51%)	$82	$257	($175)	(68%)

Net income, Underlying:
Net income (GAAP)	I	$253	$34	$450	$449	$453	$219	NM	($200)	(44%)	$287	$892	($605)	(68%)
Add: Notable items, net of income tax benefit		10	25	4	4	5	(15)	(60)	5	100	35	9	26	NM

Net income, Underlying (non-GAAP)	J	$263	$59	$454	$453	$458	$204	NM	($195)	(43%)	$322	$901	($579)	(64%)

Net income available to common stockholders, Underlying:
Net income available to common stockholders (GAAP)	K	$225	$12	$427	$432	$435	$213	NM	($210)	(48%)	$237	$859	($622)	(72%)
Add: Notable items, net of income tax benefit		10	25	4	4	5	(15)	(60)	5	100	35	9	26	NM

Net income available to common stockholders, Underlying (non-GAAP)	L	$235	$37	$431	$436	$440	$198	NM	($205)	(47%)	$272	$868	($596)	(69%)

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
							2Q20 Change						2020 Change
		2Q20	1Q20	4Q19	3Q19	2Q19	1Q20		2Q19		2020	2019	2019
							$/bps	%	$/bps	%			$/bps	%
Operating leverage:
Total revenue (GAAP)	A	$1,750	$1,657	$1,637	$1,638	$1,628	$93	5.55%	$122	7.49%	$3,407	$3,216	$191	5.94%
Less: Noninterest expense (GAAP)	C	979	1,012	986	973	951	(33)	(3.41)	28	2.89	1,991	1,888	103	5.46

Operating leverage								8.96%		4.60%				0.48%

Operating leverage, Underlying:
Total revenue, Underlying (non-GAAP)	B	$1,750	$1,657	$1,637	$1,638	$1,628	$93	5.55%	$122	7.49%	$3,407	$3,216	$191	5.94%
Less: Noninterest expense, Underlying (non-GAAP)	D	960	979	949	954	944	(19)	(2.01)	16	1.62	1,939	1,876	63	3.34

Operating leverage, Underlying (non-GAAP)								7.56%		5.87%				2.60%

Efficiency ratio and efficiency ratio, Underlying:
Efficiency ratio	C/A	55.91%	61.10%	60.28%	59.40%	58.41%	(519) bps		(250) bps		58.43%	58.70%	(27) bps
Efficiency ratio, Underlying (non-GAAP)	D/B	54.85	59.08	58.02	58.22	58.02	(423) bps		(317) bps		56.91	58.34	(143) bps
Effective income tax rate and effective income tax rate, Underlying:
Effective income tax rate	G/E	17.69%	24.13%	16.76%	20.46%	21.86%	(644) bps		(417) bps		18.51%	22.14%	(363) bps
Effective income tax rate, Underlying (non-GAAP)	H/F	19.36	24.52	21.52	22.29	21.89	(516) bps		(253) bps		20.36	22.16	(180) bps
Return on average common equity and return on average common equity, Underlying:
Average common equity (GAAP)	M	$20,446	$20,223	$20,400	$20,533	$20,420	$223	1%	$26	—%	$20,335	$20,182	$153	1%
Return on average common equity	K/M	4.44%	0.24%	8.30%	8.35%	8.54%	420 bps		(410) bps		2.35%	8.58%	(623) bps
Return on average common equity, Underlying (non-GAAP)	L/M	4.63	0.74	8.36	8.45	8.63	389 bps		(400) bps		2.69	8.67	(598) bps
Return on average tangible common equity and return on average tangible common equity, Underlying:
Average common equity (GAAP)	M	$20,446	$20,223	$20,400	$20,533	$20,420	$223	1%	$26	—%	$20,335	$20,182	$153	1%
Less: Average goodwill (GAAP)		7,050	7,046	7,044	7,044	7,040	4	—	10	—	7,048	7,029	19	—
Less: Average other intangibles (GAAP)		65	67	69	73	80	(2)	(3)	(15)	(19)	66	69	(3)	(4)
Add: Average deferred tax liabilities related to goodwill (GAAP)		375	374	373	372	370	1	—	5	1	374	369	5	1

Average tangible common equity	N	$13,706	$13,484	$13,660	$13,788	$13,670	$222	2%	$36	—%	$13,595	$13,453	$142	1%

Return on average tangible common equity	K/N	6.62%	0.36%	12.39%	12.44%	12.75%	626 bps		(613) bps		3.51%	12.87%	(936) bps
Return on average tangible common equity, Underlying (non- GAAP)	L/N	6.90	1.10	12.49	12.58	12.89	580 bps		(599) bps		4.03	13.00	(897) bps
Return on average total assets and return on average total assets, Underlying:
Average total assets (GAAP)	O	$179,793	$167,177	$164,646	$162,110	$161,489	$12,616	8%	$18,304	11%	$173,485	$160,955	$12,530	8%
Return on average total assets	I/O	0.57%	0.08%	1.08%	1.10%	1.13%	49 bps		(56) bps		0.33%	1.12%	(79) bps
Return on average total assets, Underlying (non-GAAP)	J/O	0.59	0.14	1.09	1.11	1.14	45 bps		(55) bps		0.37	1.13	(76) bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED

(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS										FOR THE SIX MONTHS ENDED JUNE 30,
							2Q20 Change							2020 Change
		2Q20	1Q20	4Q19	3Q19	2Q19	1Q20		2Q19			2020	2019	2019
							$/bps	%	$/bps		%			$/bps	%
Return on average total tangible assets and return on average total tangible assets, Underlying:
Average total assets (GAAP)	P	$179,793	$167,177	$164,646	$162,110	$161,489	$12,616	8%	$18,304		11%	$173,485	$160,955	$12,530	8%
Less: Average goodwill (GAAP)		7,050	7,046	7,044	7,044	7,040	4	—	10		—	7,048	7,029	19	—
Less: Average other intangibles (GAAP)		65	67	69	73	80	(2)	(3)	(15)		(19)	66	69	(3)	(4)
Add: Average deferred tax liabilities related to goodwill (GAAP)		375	374	373	372	370	1	—	5		1	374	369	5	1

Average tangible assets	Q	$173,053	$160,438	$157,906	$155,365	$154,739	$12,615	8%	$18,314		12%	$166,745	$154,226	$12,519	8%

Return on average total tangible assets	I/Q	0.59%	0.09%	1.13%	1.15%	1.17%	50 bps		(58	) bps		0.35%	1.17%	(82) bps
Return on average total tangible assets, Underlying (non-GAAP)	J/Q	0.61	0.15	1.14	1.16	1.19	46 bps		(58	) bps		0.39	1.18	(79) bps
Tangible book value per common share:
Common shares - at period-end (GAAP)	R	426,824,594	426,586,533	433,121,083	443,913,525	457,903,826	238,061	—%	(31,079,232)		(7%)	426,824,594	457,903,826	(31,079,232)	(7%)
Common stockholders’ equity (GAAP)		$20,453	$20,380	$20,631	$20,718	$20,884	$73	—	($431)		(2)	$20,453	$20,884	($431)	(2)
Less: Goodwill (GAAP)		7,050	7,050	7,044	7,044	7,040	—	—	10		—	7,050	7,040	10	—
Less: Other intangible assets (GAAP)		63	66	68	71	74	(3)	(5)	(11)		(15)	63	74	(11)	(15)
Add: Deferred tax liabilities related to goodwill (GAAP)		376	375	374	373	371	1	—	5		1	376	371	5	1

Tangible common equity	S	$13,716	$13,639	$13,893	$13,976	$14,141	$77	1%	($425)		(3%)	$13,716	$14,141	($425)	(3%)

Tangible book value per common share	S/R	$32.13	$31.97	$32.08	$31.48	$30.88	$0.16	1%	$1.25		4%	$32.13	$30.88	$1.25	4%
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:
Average common shares outstanding -basic (GAAP)	T	426,613,053	427,718,421	434,684,606	445,703,987	458,154,335	(1,105,368)	—%	(31,541,282)		(7%)	427,165,737	459,426,685	(32,260,948)	(7%)
Average common shares outstanding -diluted (GAAP)	U	427,566,920	429,388,855	436,500,829	447,134,595	459,304,224	(1,821,935)	—	(31,737,304)		(7)	428,292,580	460,857,535	(32,564,955)	(7)
Net income per average common share - basic (GAAP)	K/T	$0.53	$0.03	$0.98	$0.97	$0.95	$0.50	NM	($0.42)		(44)	$0.56	$1.87	($1.31)	(70)
Net income per average common share - diluted (GAAP)	K/U	0.53	0.03	0.98	0.97	0.95	0.50	NM	(0.42)		(44)	0.55	1.86	(1.31)	(70)
Net income per average common share - basic, Underlying (non-GAAP)	L/T	0.55	0.09	0.99	0.98	0.96	0.46	NM	(0.41)		(43)	0.64	1.89	(1.25)	(66)
Net income per average common share - diluted, Underlying (non- GAAP)	L/U	0.55	0.09	0.99	0.98	0.96	0.46	NM	(0.41)		(43)	0.64	1.88	(1.24)	(66)
Dividend payout ratio and dividend payout ratio, Underlying:
Cash dividends declared and paid per common share	V	$0.39	$0.39	$0.36	$0.36	$0.32	$—	—%	$0.07		22%	$0.78	$0.64	$0.14	22%
Dividend payout ratio	V/(K/T)	74%	1,398%	37%	37%	34%	NM		NM			140%	34%	NM
Dividend payout ratio, Underlying (non-GAAP)	V/(L/T)	71	451	36	37	33	NM		NM			122	34	NM

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED

(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q20 Change						2020 Change
	2Q20	1Q20	4Q19	3Q19	2Q19	1Q20		2Q19		2020	2019	2019
						$	%	$	%			$/bps	%
Salaries and employee benefits, Underlying:
Salaries and employee benefits (GAAP)	$513	$549	$502	$508	$507	($36)	(7%)	$6	1%	$1,062	$1,016	$46	5%
Less: Notable items	4	10	6	5	2	(6)	(60)	2	100	14	3	11	NM

Salaries and employee benefits, Underlying (non-GAAP)	$509	$539	$496	$503	$505	($30)	(6%)	$4	1%	$1,048	$1,013	$35	3%

Equipment and software expense, Underlying:
Equipment and software expense (GAAP)	$142	$133	$133	$130	$126	$9	7%	$16	13%	$275	$251	$24	10%
Less: Notable items	—	1	3	—	—	(1)	(100)	—	—	1	—	1	100

Equipment and software expense, Underlying (non-GAAP)	$142	$132	$130	$130	$126	$10	8%	$16	13%	$274	$251	$23	9%

Outside services, Underlying:
Outside services (GAAP)	$131	$135	$142	$128	$118	($4)	(3%)	$13	11%	$266	$228	$38	17%
Less: Notable items	12	18	20	14	5	(6)	(33)	7	140	30	9	21	233

Outside services, Underlying (non-GAAP)	$119	$117	$122	$114	$113	$2	2%	$6	5%	$236	$219	$17	8%

Occupancy, Underlying:
Occupancy (GAAP)	$82	$84	$88	$80	$82	($2)	(2%)	$—	—%	$166	$165	$1	1%
Less: Notable items	3	4	8	—	—	(1)	(25)	3	100	7	—	7	100

Occupancy, Underlying (non-GAAP)	$79	$80	$80	$80	$82	($1)	(1%)	($3)	(4%)	$159	$165	($6)	(4%)

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS

(in millions, except ratio data)

		SECOND QUARTER 2020				FIRST QUARTER 2020				FOURTH QUARTER 2019
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$320	$221	($288)	$253	$236	$179	($381)	$34	$209	$231	$10	$450
Less: Preferred stock dividends		—	—	28	28	—	—	22	22	—	—	23	23

Net income (loss) available to common stockholders	B	$320	$221	($316)	$225	$236	$179	($403)	$12	$209	$231	($13)	$427

Return on average total tangible assets:
Average total assets (GAAP)		$71,634	$65,280	$42,879	$179,793	$68,415	$59,005	$39,757	$167,177	$68,069	$56,407	$40,170	$164,646
Less: Average goodwill (GAAP)		122	52	6,876	7,050	122	48	6,876	7,046	122	46	6,876	7,044
Average other intangibles (GAAP)		41	6	18	65	43	6	18	67	63	6	—	69
Add: Average deferred tax liabilities related to goodwill (GAAP)		2	1	372	375	1	1	372	374	1	1	371	373

Average tangible assets	C	$71,473	$65,223	$36,357	$173,053	$68,251	$58,952	$33,235	$160,438	$67,885	$56,356	$33,665	$157,906

Return on average total tangible assets	A/C	1.80%	1.36%	NM	0.59%	1.39%	1.22%	NM	0.09%	1.22%	1.63%	NM	1.13%
Efficiency ratio:
Noninterest expense (GAAP)	D	$735	$213	$31	$979	$738	$221	$53	$1,012	$718	$219	$49	$986
Net interest income (GAAP)		814	419	(73)	1,160	793	365	2	1,160	796	363	(16)	1,143
Noninterest income (GAAP)		428	144	18	590	357	125	15	497	296	175	23	494

Total revenue (GAAP)	E	$1,242	$563	($55)	$1,750	$1,150	$490	$17	$1,657	$1,092	$538	$7	$1,637

Efficiency ratio	D/E	59.19%	37.93%	NM	55.91%	64.16%	45.06%	NM	61.10%	65.74%	40.60%	NM	60.28%

		THIRD QUARTER 2019				SECOND QUARTER 2019
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income	A	$251	$196	$2	$449	$213	$216	$24	$453
Less: Preferred stock dividends		—	—	17	17	—	—	18	18

Net income (loss) available to common stockholders	B	$251	$196	($15)	$432	$213	$216	$6	$435

Return on average total tangible assets:
Average total assets (GAAP)		$66,365	$55,614	$40,131	$162,110	$65,485	$56,135	$39,869	$161,489
Less: Average goodwill (GAAP)		122	46	6,876	7,044	119	45	6,876	7,040
Average other intangibles (GAAP)		66	7	—	73	73	7	—	80
Add: Average deferred tax liabilities related to goodwill (GAAP)		1	1	370	372	—	—	370	370

Average tangible assets	C	$66,178	$55,562	$33,625	$155,365	$65,293	$56,083	$33,363	$154,739

Return on average total tangible assets	A/C	1.50%	1.40%	NM	1.15%	1.31%	1.54%	NM	1.17%
Efficiency ratio:
Noninterest expense (GAAP)	D	$718	$213	$42	$973	$715	$217	$19	$951
Net interest income (GAAP)		799	360	(14)	1,145	799	371	(4)	1,166
Noninterest income (GAAP)		336	133	24	493	277	149	36	462

Total revenue (GAAP)	E	$1,135	$493	$10	$1,638	$1,076	$520	$32	$1,628

Efficiency ratio	D/E	63.28%	43.35%	NM	59.40%	66.43%	41.58%	NM	58.41%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)

(in millions, except ratio data)

		FOR THE SIX MONTHS ENDED JUNE 30,
		2020				2019
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$556	$400	($669)	$287	$415	$443	$34	$892
Less: Preferred stock dividends		—	—	50	50	—	—	33	33

Net income (loss) available to common stockholders	B	$556	$400	($719)	$237	$415	$443	$1	$859

Return on average total tangible assets:
Average total assets (GAAP)		$70,024	$62,142	$41,319	$173,485	$65,247	$55,884	$39,824	$160,955
Less: Average goodwill (GAAP)		122	50	6,876	7,048	119	34	6,876	7,029
Average other intangibles (GAAP)		42	6	18	66	64	5	—	69
Add: Average deferred tax liabilities related to goodwill (GAAP)		2	1	371	374	—	—	369	369

Average tangible assets	C	$69,862	$62,087	$34,796	$166,745	$65,064	$55,845	$33,317	$154,226

Return on average total tangible assets	A/C	1.60%	1.29%	NM	0.35%	1.29%	1.60%	NM	1.17%
Efficiency ratio:
Noninterest expense (GAAP)	D	$1,473	$434	$84	$1,991	$1,415	$426	$47	$1,888
Net interest income (GAAP)		1,607	784	(71)	2,320	1,587	743	(4)	2,326
Noninterest income (GAAP)		785	269	33	1,087	524	299	67	890

Total revenue (GAAP)	E	$2,392	$1,053	($38)	$3,407	$2,111	$1,042	$63	$3,216

Efficiency ratio	D/E	61.58%	41.25%	NM	58.43%	67.01%	40.84%	NM	58.70%